GOLDMAN SACHS TRUST

Goldman Sachs Alternative Funds

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares, of the

Goldman Sachs Absolute Return Tracker Fund

(the “Fund”)

Supplement dated February 27, 2026, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated April 30, 2025, as supplemented to date

Effective immediately, Stephan Kitchovitch will begin serving as a portfolio manager for the Fund.

Oliver Bunn will continue to serve as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the “Portfolio Manager” subsection of the “Goldman Sachs Absolute Return Tracker Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Manager” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Oliver Bunn, Managing Director, has managed the Fund since 2017; and Stephan Kitchovitch, Managing Director, has managed the Fund since 2026.

The following row is added to the table under the “Service Providers—Fund Managers” section of the Prospectuses:

Stephan Kitchovitch Managing Director	Portfolio Manager— Absolute Return Tracker	Since 2026	Mr. Kitchovitch joined the Investment Adviser in 2014. He is a portfolio manager and researcher on the Quantitative Investment Strategies (QIS) Alternatives Team within GSAM.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

SELSAT1MGRSTK 02-26